Exhibit 10.17

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 30, 2004, among WESTLAKE CHEMICAL CORPORATION (“Westlake”) and certain of its domestic subsidiaries listed as Borrowers to the Credit Agreement described below (collectively, the “Borrowers”), Lenders under the Credit Agreement, BANK OF AMERICA, N.A., in its capacity as Agent for Lenders under the Credit Agreement (the “Agent”), and Guarantors under the Credit Agreement (hereinafter defined).

Reference is made to the Credit Agreement, dated as of July 31, 2003 (as amended, modified, and supplemented, the “Credit Agreement”), among the Borrowers, the Agent, and Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement and all Section references herein are to Sections in the Credit Agreement.

RECITALS

A. Borrowers have requested that Lenders agree to amend certain provisions of the Credit Agreement, including without limitation, extending the Stated Termination Date to July 14, 2008 and amending the definition of Applicable Margin, and adding North American Bristol Corporation, a Delaware corporation, and North American Profiles, Inc., a Delaware corporation (collectively, “Additional Borrowers”), as Borrowers under the Credit Agreement.

B. Subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments and waivers.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1. Amendments to Credit Agreement. By execution of this Amendment, the Credit Agreement is hereby amended as follows:

1.1 Early Termination Fee. The table in Section 3.2(c) is deleted in its entirety and the following is substituted therefor:

Period during which early termination occurs	Early Termination Fee
On or prior to the first Anniversary Date	1.0% of the Maximum Revolver Amount or the Partial Termination Amount, as applicable

After the first Anniversary Date but on or prior to the second Anniversary Date	0.50% of the Maximum Revolver Amount or the Partial Termination Amount, as applicable

After the second Anniversary Date but on or prior to the third Anniversary Date	0.25% of the Maximum Revolver Amount or the Partial Termination Amount, as applicable

After the third Anniversary Date	0.00% of the Maximum Revolver Amount or the Partial Termination Amount, as applicable

1.2 Permitted Debt. Sections 7.13(h) and (i) are deleted in their entirety and the following is substituted therefor:

(h) Debt evidencing a refunding, renewal, extension, or replacement of the Debt existing on the Closing Date and described on Schedule 6.9 and other Debt permitted hereunder; provided that (i) the principal amount thereof is not increased (other than with respect to the Fixed Asset Loan, which may be increased to an amount not to exceed $170,000,000 outstanding at any time), (ii) the Liens, if any, securing such refunded, renewed, extended, or replaced Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed, extended, or replaced, (iii) no Person that is not an obligor or guarantor of such Debt as of such date shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal, or extension are no less favorable to the Borrowers, the Agent, or the Lenders than the original Debt, including, without limitation, the maturity date thereof and any principal amortization thereof;

(i) Debt of any Loan Party owed to any Restricted Subsidiaries, or Debt of any Restricted Subsidiary owed to the owner of its equity interests which is a Loan Party;

1.3 Applicable Margin. The pricing grids in the definition of “Applicable Margin” in Annex A to the Credit Agreement are deleted in their entirety and the following grids are substituted therefor:

If Fixed Charge Coverage Ratio is:	Level of Applicable Margins:
Less than 1.20:1.0	Level I
Less than 1.40:1.0, but greater than or equal to 1.20:1.0	Level II
Less than 1.60:1.0, but greater than or equal to 1.40:1.0	Level III
Less than 1.80:1.0, but greater than or equal to 1.60:1.0	Level IV
Greater than or equal to 1.80:1.0	Level V

	Applicable Margins
	Level I	Level II	Level III	Level IV	Level V
Base Rate Loans	0.50%	0.25%	0.00%	0.00%	0.00%
LIBOR Rate Loans	2.50%	2.25%	2.00%	1.75%	1.50%

1.4 Fixed Asset Loan. The definition of “Fixed Asset Loan” in Annex A to the Credit Agreement is deleted in its entirety and the following is substituted therefor:

“Fixed Asset Loan” means the loans under the Credit Agreement dated as of July 31, 2003, among Westlake, as borrower, certain Subsidiaries of Westlake, as guarantors, Bank of America, N.A., as administrative agent, and the lenders party thereto, as the same may be amended or refinanced from time to time in accordance with the terms thereof and hereof, including without limitation, in accordance with Sections 7.12, 7.13, 7.14, 7.17, 7.21, and 7.28 hereof.

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1.5 Fixed Charges. The definition of “Fixed Charges” in Annex A to the Credit Agreement is deleted in its entirety and the following is substituted therefor:

“Fixed Charges” means, with respect to any fiscal period of the Loan Parties on a consolidated basis, without duplication, interest expense, Capital Expenditures (excluding Capital Expenditures funded with Debt other than Revolving Loans, but including, without duplication, principal payments with respect to such Debt), scheduled principal payments of Debt, prepayments and unscheduled payments of Debt (other than the Fixed Asset Loan and excluding (a) the prepayment of $133,000,000 principal amount of the Bond Debt and (b) the prepayment of $27,000,000 principal amount of Debt of GPPI, each from proceeds of the initial public offering of common stock of Westlake), payments on any deferred payment plan for insurance premiums permitted pursuant to Section 7.13(j), cash Distributions paid by any Loan Party, and Federal, state, local and foreign income taxes, excluding deferred taxes.

1.6 Permitted Liens. Clause (i) of the definition of “Permitted Liens” in Annex A to the Credit Agreement is deleted in its entirety and the following is substituted therefor:

(i) Liens securing the Fixed Asset Loan (and permitted amendments and refinancings thereof) (including, without limitation, Liens in the Fixed Asset Loan Collateral Account), which to the extent such Liens attach to Collateral, are subject to the Intercreditor Agreement, but in no event shall such Liens attach to any Accounts or Inventory;

1.7 Restricted Investments. A new clause (n) is added to the definition of “Restricted Investment” in Annex A to the Credit Agreement by deleting the word “and” immediately prior to clause (m) thereof, and inserting the following clause (n) immediately prior to the period:

; and (n) investments in any Dollar denominated money market fund as defined by Rule 2a-7 under the Investment Company Act of 1940

1.8 Stated Termination Date. The definition of “Stated Termination Date” in Annex A to the Credit Agreement is deleted in its entirety and the following is substituted therefor:

“Stated Termination Date” means July 14, 2008.

1.9 Exhibit A. Exhibit A to the Credit Agreement is amended in its entirety to be in the form of Exhibit A attached hereto, and all references in the Credit Agreement to “Note” or “Notes” shall be deemed to be to the Amended and Restated Notes executed and delivered in connection with this Amendment.

1.10 Schedule 1. Schedule 1 to the Credit Agreement is amended in its entirety to be in the form of Schedule 1 attached hereto. Each Borrower, Guarantor, Agent, and Lender agrees and acknowledges that all and any references in the Credit Agreement and other Loan Documents to “Borrower” and “Borrowers” shall include all the entities listed on Schedule 1 attached hereto.

1.11 Additional Borrowers. Agent and Lenders consent to the Additional Borrowers becoming Borrowers under the Credit Agreement and authorize Agent to enter into, execute, and deliver a joinder agreement in which the Additional Borrowers agree to become Borrowers under the Credit Agreement.

Paragraph 2. Effective Date. Notwithstanding any contrary provision, this Amendment is not effective until the date (the “Effective Date”) upon which:

(a) the Agent has received counterparts of this Amendment executed by each Borrower, each Guarantor, Agent, and each Lender;

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(b) Agent shall have received for the benefit of each Lender, an Amended and Restated Note, payable to the order of such Lender, in the amount of its Commitment;

(c) the Additional Borrowers, other Borrowers, Guarantors, and Agent shall have entered into, executed, and delivered a Joinder Agreement, acceptable in form and substance to Agent;

(d) each of the Additional Borrowers shall have executed and delivered an Officer’s Certificate setting forth incumbency of the officers, and certifying the certificate of incorporation, bylaws, and other matters;

(e) Agent shall have received opinions of counsel regarding the due execution, authorization, and enforceability of this Amendment and the Joinder Agreement, and other matters requested by Agent, satisfactory in form and substance to Agent;

(f) all representations and warranties made hereunder and in the other Loan Documents shall be true and correct;

(g) No Default or Event of Default shall have occurred and be continuing; and

(h) Borrowers shall have paid Attorney Costs of the Agent incurred in connection with the Loan Documents, including any outstanding Attorney’s Costs of the Agent on the Effective Date.

Paragraph 3. Acknowledgment and Ratification. As a material inducement to the Agent and Lenders to execute and deliver this Amendment, each Borrower and each Guarantor (a) consent to the agreements in this Amendment, including, without limitation, the addition of the Additional Borrowers; and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrowers or Guarantors under their respective Loan Documents, which Loan Documents shall remain in full force and effect, and all Liens, guaranties, and rights thereunder are hereby ratified and confirmed.

Paragraph 4. Representations. As a material inducement to Lenders to execute and deliver this Amendment, each Borrower and each Guarantor represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Default or Event of Default exists.

Paragraph 5. Expenses. Borrowers shall pay all reasonable costs, fees, and expenses paid or incurred by the Agent in connection with this Amendment, including, without limitation, Attorney Costs of the Agent in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 6. Miscellaneous.

6.1 This Amendment is a “Loan Document” referred to in the Credit Agreement, and the provisions relating to Loan Documents in Article 13 of the Credit Agreement are incorporated in this

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Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

6.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the “Credit Agreement” shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

Paragraph 7. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8. Parties. This Amendment binds and inures to Borrowers, Guarantors, the Agent, Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

Remainder of Page Intentionally Blank.

Signature Pages to Follow.

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Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

BANK OF AMERICA, N.A., as the Agent and a Lender

By:	/s/ Robert Mostert
Name:	Robert Mostert
Title:	Vice President

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Samantha Farber
Name:	Samantha Farber
Title:	Duly Authorized Signatory

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By:	/s/ C. Graham Sones
Name:	C. Graham Sones
Title:	Vice President

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Timothy S. Culver
Name:	Timothy S. Culver
Title:	Vice President

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

WELLS FARGO FOOTHILL, LLC,
as a Lender

By:	/s/ Juan Barrera
Name:	Juan Barrera
Title:	Vice President

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

LASALLE BUSINESS CREDIT, LLC,
as a Lender

By:	/s/ Joseph G. Fudrez
Name:	Joseph G. Fudrez
Title:	Sr. Vice President

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Wilfred V. Saint
Name:	Wilfred V. Saint
Title:	Director, Banking Products Services, US

By:	/s/ Juan Zuniga
Name:	Juan Zuniga
Title:	Associate Director, Banking Products Services, US

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

CREDIT SUISSE FIRST BOSTON, acting through
its Cayman Islands Branch, as a Lender

By:	/s/ Peter Chauvin
Name:	Peter Chauvin
Title:	Vice President

By:	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Director

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Albert Fischetti
Name:	Albert Fischetti
Title:	Director

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

BORROWERS AND GUARANTORS:

WESTLAKE CHEMICAL CORPORATION,
a Delaware corporation

WESTLAKE PVC CORPORATION, a Delaware corporation

WESTLAKE VINYLS, INC., a Delaware corporation

NORTH AMERICAN BRISTOL CORPORATION,
a Delaware corporation

By:	/s/ Albert Chao
Albert Chao
President of the above Borrowers

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

NORTH AMERICAN PIPE CORPORATION,
a Delaware corporation

VAN BUREN PIPE CORPORATION,
a Delaware corporation

WESTECH BUILDING PRODUCTS, INC.,
a Delaware corporation

NORTH AMERICAN PROFILES, INC.,
a Delaware corporation

By:	/s/ Wayne D. Morse
Wayne D. Morse
President of the above Borrowers

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GEISMAR VINYLS COMPANY LP,
a Delaware limited partnership
By:	GVGP, Inc., its general partner

WESTLAKE PETROCHEMICALS LP,
a Delaware limited partnership
By:	Westlake Chemical Investments, Inc., its general partner

WESTLAKE POLYMERS LP, a Delaware limited partnership
By:	Westlake Chemical Investments, Inc., its general partner

WESTLAKE STYRENE LP, a Delaware limited partnership
By:	Westlake Chemical Holdings, Inc., its general partner

WPT LP, a Delaware limited partnership
By:	Westlake Chemical Holdings, Inc., its general partner

By:	/s/ Albert Chao
Albert Chao
President of the general partners of the above Borrowers

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GUARANTORS:

GVGP, INC., a Delaware corporation

WESTLAKE CHEMICAL HOLDINGS, INC.,
a Delaware corporation

WESTLAKE CHEMICAL INVESTMENTS, INC.,
a Delaware corporation

WESTLAKE MANAGEMENT SERVICES, INC.,
a Delaware corporation

WESTLAKE OLEFINS CORPORATION,
a Delaware corporation

WESTLAKE RESOURCES CORPORATION,
a Delaware corporation

WESTLAKE VINYL CORPORATION,
a Delaware corporation

WESTLAKE INTERNATIONAL CORPORATION
a Delaware corporation

WESTLAKE TECHNOLOGY CORPORATION
a Delaware corporation

By:	/s/ Albert Chao
Albert Chao
President of the above entities

Signature page to Fourth Amendment

Signature Page to that certain Fourth Amendment to Credit Agreement dated as of the date first stated above, among Westlake Chemical Corporation and certain of its domestic subsidiaries, as Borrowers, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GEISMAR HOLDINGS, INC., a Delaware corporation

WESTLAKE CHEMICAL MANUFACTURING, INC.,
a Delaware corporation

WESTLAKE CHEMICAL PRODUCTS, INC.,
a Delaware corporation

WESTLAKE DEVELOPMENT CORPORATION,
a Delaware corporation

By:	/s/ R. Michael Looney
R. Michael Looney
President of the above entities

Signature Page to Fourth Amendment

EXHIBIT A

FORM OF AMENDED AND RESTATED NOTE

$	, 2003

For Value Received, the undersigned (referred to herein as the “Borrowers”) hereby jointly and severally promise to pay to the order of              (the “Lender”) in care of Bank of America, N.A. (the “Agent”), at the Agent’s office located at 55 S. Lake Avenue, Suite 900, Pasadena, CA 91101, for the account of the Lender, the lesser of the principal amount of                      ($            ) or the aggregate amount of all outstanding Revolving Loans made to Borrowers by the Lender from time to time. The undersigned also promise to pay interest on the unpaid principal amount of each Borrowing from the date of such Borrowing until such principal amount is paid. This Note shall be subject to the terms of that certain Credit Agreement described below (the “Credit Agreement”), and all principal and interest payable hereunder shall be due and payable in accordance with the terms of the Credit Agreement.

This Note is the Note referred to in the Credit Agreement, dated as of July 31, 2003, among the Borrowers, the Lender, certain other Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders, as amended, renewed, and refinanced from time to time. Terms defined in the Credit Agreement are used herein with the same meanings. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note, upon the happening of certain stated events and also for prepayments on account of the principal of this Note prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Without limiting the immediately preceding sentence, reference is made to Section 2.3 of the Credit Agreement for usury savings provisions.

Principal and interest payments shall be in money of the United States of America, lawful at such times for the satisfaction of public and private debts, and shall be in immediately available funds.

The Borrowers jointly and severally promise to pay the costs of collection, including reasonable attorney’s fees, if default is made in the payment of this Note.

This Note is in renewal and replacement, and not extinguishment, of the Note dated July 31, 2003 made by the original Borrowers under the Credit Agreement, payable to the order of the Lender.

THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

IN WITNESS WHEREOF, the undersigned have caused this Note to be executed by officers thereunto duly authorized and directed by appropriate corporate authority.

[Remainder of Page Intentionally Left Blank; Signatures Follow]

BORROWERS:

Westlake Chemical Corporation, a Delaware corporation

By:
Name:
Title:

North American Pipe Corporation, a Delaware corporation

By:
Name:
Title:

Westlake Styrene LP, a Delaware limited partnership

By:	Westlake Chemical Holdings, Inc., its general partner

By:
Name:
Title:

WPT LP, a Delaware limited partnership

By:	Westlake Chemical Holdings, Inc., its general partner

By:
Name:
Title:

Westlake Vinyls, Inc., a Delaware corporation

By:
Name:
Title:

Signature Page to Note

Westlake PVC Corporation, a Delaware corporation

By:
Name:
Title:

Geismer Vinyls Company LP, a Delaware limited partnership

By:	GVGP, Inc., its general partner

By:
Name:
Title:

Westech Building Products, Inc., a Delaware corporation

By:
Name:
Title:

Westlake Petrochemicals LP, a Delaware limited partnership

By:	Westlake Chemical Investments, Inc., its general partner

By:
Name:
Title:

Westlake Polymers LP, a Delaware limited partnership

By:	Westlake Chemical Investments, Inc., its general partner

By:
Name:
Title:

Signature Page to Note

Van Buren Pipe Corporation, a Delaware corporation

By:
Name:
Title:

North American Bristol Corporation, a Delaware corporation

By:
Name:
Title:

North American Profiles, Inc., a Delaware corporation

By:
Name:
Title:

Signature Page to Note

SCHEDULE 1

BORROWERS

1.	GEISMAR VINYLS COMPANY LP

2.	NORTH AMERICAN PIPE CORPORATION

3.	VAN BUREN PIPE CORPORATION

4.	WESTECH BUILDING PRODUCTS, INC.

5.	WESTLAKE CHEMICAL CORPORATION

6.	WESTLAKE PETROCHEMICALS LP

7.	WESTLAKE POLYMERS LP

8.	WESTLAKE PVC CORPORATION

9.	WESTLAKE STYRENE LP

10.	WESTLAKE VINYLS, INC.

11.	WPT LP

12.	NORTH AMERICAN BRISTOL CORPORATION

13.	NORTH AMERICAN PROFILES, INC.